Inventories (Tables)	12 Months Ended
Dec. 31, 2020
Inventories
Schedule of inventories and the allowances for excess and obsolete inventory

EURm	2020	2019(1)
Raw materials and semi-finished goods	552	636
Finished goods	940	1 258
Contract work in progress	750	1 042
Total	2 242	2 936

(1)   The Group has changed the classification of inventories from previous presentation to better reflect the nature of the inventories.

The cost of inventories recognized as an expense during the year and included in the cost of sales is EUR 6 115 million (EUR 8 181 million in 2019 and EUR 7 569 million in 2018).

Movements in allowances for excess and obsolete inventory for the years ended December 31:

EURm	2020	2019	2018
As of January 1	505	521	432
Charged to income statement	71	83	153
Deductions(1)	(96)	(99)	(64)
As of December 31	480	505	521

(1)   Deductions include utilization and releases of allowances.